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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

           Each director and/or officer of FindWhat.com (the "Company") whose signature appears below hereby appoints Phillip R. Thune and/or Craig A. Pisaris-Henderson as the undersigned's attorney to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Annual Report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended December 31, 2001, and likewise to sign and file with the Commission any and all amendments to the Form 10-KSB, and the Company hereby also appoints such person as its attorney-in-fact with like authority to sign and file the Form 10-KSB and any amendments thereto granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

           IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of March, 2002.

SIGNATURE                                 TITLE


/s/ Craig A. Pisaris Henderson            President, Chief Executive Officer,
-------------------------------           Secretary and Director
Craig A. Pisaris Henderson

/s/ Courtney P. Jones                     Chairman and Director
-------------------------------
Courtney P. Jones

/s/ Robert D. Brahms                      Vice-Chairman and Director
-------------------------------
Robert D. Brahms

/s/ Phillip R. Thune                      Chief Financial Officer, Chief
-------------------------------           Operating Officer, Treasurer and
Phillip R. Thune                          Director

/s/ David M. Medinis                      Director
-------------------------------
David M. Medinis

/s/ Peter V. Miller                       Director
-------------------------------
Peter V. Miller

/s/ Kenneth E. Christensen                Director
-------------------------------
Kenneth E. Christensen

/s/ Martin G. Berger                      Director
-------------------------------
Martin G. Berger

/s/ Robert J. Mylod, Jr.                  Director
-------------------------------
Robert J. Mylod, Jr.

/s/ Frederick E. Guest                    Director
-------------------------------
Frederick E. Guest

/s/ Rupinder Sidhu                        Director
-------------------------------
Rupinder Sidhu